Exhibit 99.1

Oportun Announces CEO Succession Plan

Raul Vazquez to step down as CEO and Board member effective no later than April 3, 2026

Board initiates CEO search

Provides preliminary fourth quarter and full year 2025 financial and operating results

SAN CARLOS, Calif., January 21, 2026 (GLOBE NEWSWIRE) — Oportun Financial Corporation (Nasdaq: OPRT) (“Oportun” or the “Company”), a mission-driven financial services company, today announced that Chief Executive Officer Raul Vazquez will step down from his roles as CEO and a member of Oportun’s Board of Directors (the “Board”). Mr. Vazquez will continue in his current roles until the earlier of April 3, 2026, or the appointment of his successor, and will serve as an advisor to the Company until July 3, 2026, to ensure a smooth and orderly transition.

Following discussions with Mr. Vazquez and careful consideration, the Board determined that this is an appropriate time to begin a leadership transition and identify a new CEO to guide Oportun’s next chapter.

Under the Board’s direction, a CEO search is underway. The Board, together with a nationally recognized executive search firm, is committed to completing the process in a timely and thoughtful manner.

“On behalf of the Board of Directors, I want to thank Raul for his significant contributions to Oportun and his leadership for nearly 14 years,” said Louis P. Miramontes, Lead Independent Director of Oportun. “Under Raul’s guidance, Oportun completed its initial public offering and evolved from a regional lender into a national financial services company, increasing revenue from approximately $30M in 2012 to over $950M today and providing access to over $21 billion in affordable credit. Oportun has now served over 7 million unique members between its savings and lending products. We are grateful for Raul’s willingness to continue guiding Oportun through this transition.”

Miramontes continued, “We are confident in our strategy, our strong leadership team and employees, and our ability to create long-term value for shareholders while continuing to deliver on our mission. As we embark on this next phase, the Board is focused on identifying another proven leader with a track record of operating at scale, driving profitable growth and value creation, and a deep commitment to our mission of expanding access to affordable, responsible credit.”

“It has been an honor to lead Oportun and to work alongside such a talented, dedicated and mission-driven team,” said Mr. Vazquez. “Together, we have built a disciplined, resilient and profitable business that has also delivered a meaningful and lasting impact to the communities we serve. I am deeply grateful to our employees, our members, our partners, and our shareholders for the trust they have placed in me. Oportun is well positioned for continued success, and I look forward to ensuring a seamless transition and supporting my successor in Oportun’s next chapter.”

Preliminary Fourth Quarter and Full Year 2025 Results

In addition, Oportun today announced certain preliminary unaudited financial and operating results for the fourth quarter and full year ended December 31, 2025. Oportun expects to report Total Revenue, Annualized Net Charge-Off Rate, Net Income, Adjusted EBITDA, Adjusted Net Income, EPS, and Adjusted EPS for the fourth quarter and full year of 2025 as follows:

Metric	Preliminary 4Q25 Results	4Q25 Guidance
Total Revenue	$246 - $248 million	$241 - $246 million
Annualized Net Charge-Off Rate	12.3%	12.45% +/- 15 bps
Net Income	$1 - $3 million	N/A
Adjusted EBITDA[1]	$40 - $42 million	$31 - $37 million
Adjusted Net Income[1]	$11 - $13 million	N/A
EPS	$0.02 - $0.07	N/A
Adjusted EPS[1]	$0.23 - $0.27	N/A

Metric	Preliminary FY25 Results	4Q25 Guidance
Total Revenue	$955 - $957 million	$950 - $955 million
Annualized Net Charge-Off Rate	12.0%	12.1% +/- 10 bps
Net Income	$23 - $25 million	GAAP Profitable
Adjusted EBITDA[1]	$146 - $148 million	$137 - $143 million
Adjusted Net Income[1]	$63 - $65 million	$63 - $67 million
EPS	$0.48 - $0.53	N/A
Adjusted EPS[1]	$1.32 - $1.36	$1.30 - $1.40

[1]

See the section entitled “About Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Forward-Looking Non-GAAP Financial Measures” for a reconciliation of non-GAAP to GAAP measures.

These preliminary unaudited results indicate the Company is expected to meet or outperform each of its year end 2025 guidance metrics as of the date of this release. The Company expects to release its fourth quarter and full year 2025 financial results in mid-February 2026.

These preliminary unaudited results are based on preliminary unaudited information and management’s estimates, are inherently uncertain, and subject to revision in connection with Oportun’s financial closing procedures and finalization of Oportun’s financial statements for the fourth quarter and full year 2025. Actual results for the fourth quarter and full year 2025 may differ materially from these preliminary unaudited results.

About Oportun

Oportun (Nasdaq: OPRT) is a mission-driven financial services company that puts its members’ financial goals within reach. With intelligent borrowing, savings, and budgeting capabilities, Oportun empowers members with the confidence to build a better financial future. Since inception, Oportun has provided more than $21.3 billion in responsible and affordable credit, saved its members more than $2.5 billion in interest and fees, and helped its members set aside an average of more than $1,800 annually. For more information, visit Oportun.com.

About Non-GAAP Financial Measures

This press release presents information about the Company’s Adjusted Net Income, Adjusted EPS, and Adjusted EBITDA, all of which are non-GAAP financial measures provided as a supplement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company believes these non-GAAP measures can be useful measures for period-to-period comparisons of its core business and provide useful information to investors and others in understanding and evaluating its operating results. Non-GAAP financial measures are provided in addition to, and not as a substitute for, and are not superior to, financial measures calculated in accordance with GAAP. In addition, the non-GAAP measures the Company uses, as presented, may not be comparable to similar measures used by other companies. Reconciliations of non-GAAP to GAAP measures can be found below.

Forward-Looking Statements

This press release contains forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this press release, including statements as to future performance, results of operations and financial position; achievement of the Company’s strategic priorities and goals; expectations regarding the Company’s leadership transition; the Company’s ability to recruit and retain a new CEO; the plans and objectives of management for the Company’s future operations, and the Company’s preliminary unaudited results for the fourth quarter and full year 2025, are forward-looking statements. These statements can be generally identified by terms such as “expect,” “plan,” “goal,” “target,” “anticipate,” “assume,” “predict,” “project,” “outlook,” “continue,” “due,” “may,” “believe,” “seek,” or “estimate” and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as “will,” “should,” “would,” “likely” and “could.” These forward-looking statements speak only as of the date on which they are made and, except to the extent required by federal securities laws, Oportun disclaims any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In light of these risks and uncertainties, there is no assurance that the events or results suggested by the forward-looking statements will in fact occur, and you should not place undue reliance on these forward-looking statements. These statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause Oportun’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Oportun has based these forward-looking statements on its current expectations and projections about future events, financial trends and risks and uncertainties that it believes may affect its business, financial condition and results of operations. These risks and uncertainties include those risks described in Oportun’s filings with the Securities and Exchange Commission, including Oportun’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q, and include, but are not limited to, Oportun’s ability to retain existing members and attract new members; Oportun’s ability to accurately predict demand for, and develop its financial products and services; the effectiveness of Oportun’s A.I. model; macroeconomic conditions, including fluctuating inflation and market interest rates; increases in loan non-payments, delinquencies and charge-offs; Oportun’s ability to increase market share and enter into new markets; Oportun’s ability to realize the benefits from acquisitions and integrate acquired technologies; the risk of security breaches or incidents affecting the Company’s information technology systems or those of the Company’s third-party vendors or service providers; Oportun’s ability to successfully offer loans in additional states; Oportun’s ability to compete successfully with other companies that are currently in, or may in the future enter, its industry; and changes in Oportun’s ability to obtain additional financing on acceptable terms or at all; and the Company’s ability to attract and retain key management and other employees.

Preliminary Information

Numbers are as of December 31, 2025, and are unaudited, preliminary and subject to change upon completion of the Company’s closing process. As a result, the Company’s final results may vary materially from the preliminary results included in this press release. Oportun undertakes no obligation to update or supplement the information provided in this press release until the Company releases its financial statements for the three months and full year ended December 31, 2025. The preliminary financial information included in this press release reflects the Company’s current estimates based on information available as of the date of this press release. This preliminary financial and operational information should not be viewed as a substitute for full financial statements prepared in accordance with GAAP and is not necessarily indicative of the results to be achieved for any future periods. This preliminary financial information could be impacted by the effects of financial closing procedures, final adjustments, and other developments.

Investor Contact

Dorian Hare

(650) 590-4323

ir@oportun.com

Media Contact

FGS Global

John Christiansen / Bryan Locke

Oportun@fgsglobal.com

Oportun Financial Corporation

ABOUT NON-GAAP FINANCIAL MEASURES

(unaudited)

This press release dated January 21, 2026 contains non-GAAP financial measures. The following tables reconcile the non-GAAP financial measures in this press release to the most directly comparable financial measures prepared in accordance with GAAP.

The Company believes that the provision of these non-GAAP financial measures can provide useful measures for period-to-period comparisons of Oportun’s core business and useful information to investors and others in understanding and evaluating its operating results. However, non-GAAP financial measures are not calculated in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same names, and may differ from non-GAAP financial measures with the same or similar names that are used by other companies.

Adjusted EBITDA

The Company defines Adjusted EBITDA as net income, adjusted to eliminate the effect of certain items as described below. The Company believes that Adjusted EBITDA is an important measure because it allows management, investors and its board of directors to evaluate and compare operating results, including return on capital and operating efficiencies, from period to period by making the adjustments described below. In addition, it provides a useful measure for period-to-period comparisons of Oportun’s business, as it removes the effect of income taxes, certain non-cash items, variable charges and timing differences.

•

The Company believes it is useful to exclude the impact of income tax expense, as reported, because historically it has included irregular income tax items that do not reflect ongoing business operations.

•	The Company believes it is useful to exclude depreciation and amortization and stock-based compensation expense because they are non-cash charges.

•

The Company believes it is useful to exclude the impact of interest expense associated with the Company’s corporate financing facilities, including the senior secured term loan and the residual financing facility, as it views this expense as related to its capital structure rather than its funding.

•

The Company excludes the impact of certain non-recurring charges and other non-recurring charges because it does not believe that these items reflect ongoing business operations. Other non-recurring charges include litigation reserve, impairment charges, workforce optimization expenses, shareholder activism costs, debt amendment and warrant amortization costs related to our corporate financing facilities.

•	The Company also excludes fair value mark-to-market adjustments on its loans receivable portfolio and asset-backed notes carried at fair value because these adjustments do not impact cash.

Adjusted Net Income

The Company defines Adjusted Net Income as net income adjusted to eliminate the effect of certain items as described below. The Company believes that Adjusted Net Income is an important measure of operating performance because it allows management, investors, and the Company’s board of directors to evaluate and compare its operating results, including return on capital and operating efficiencies, from period to period, excluding the after-tax impact of non-cash, stock-based compensation expense and certain non-recurring charges.

•

The Company believes it is useful to exclude the impact of income tax expense (benefit), as reported, because historically it has included irregular income tax items that do not reflect ongoing business operations. The Company also includes the impact of normalized income tax expense by applying a normalized statutory tax rate.

•

The Company believes it is useful to exclude the impact of certain non-recurring charges and other non-recurring charges because it does not believe that these items reflect its ongoing business operations. Other non-recurring charges include litigation reserve, impairment charges, workforce optimization expenses, shareholder activism costs, debt amendment and warrant amortization costs related to our corporate financing facilities.

•	The Company believes it is useful to exclude stock-based compensation expense because it is a non-cash charge.

•

The Company also excludes the fair value mark-to-market adjustment on its asset-backed notes carried at fair value to align with the 2023 accounting policy decision to account for new debt financings at amortized cost.

Adjusted EPS

The Company defines Adjusted EPS as Adjusted Net Income divided by weighted average diluted shares outstanding.

Oportun Financial Corporation

RECONCILIATION OF FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES

(in millions, except per share data, unaudited)

	4Q 2025		FY 2025
	Low	High	Low	High
Adjusted EBITDA
Net income	$1.0	$3.4	$22.8	$25.2
Adjustments:
Income tax expense (benefit)	2.4	3.1	18.1	18.8
Interest on corporate financing	7.5	7.5	35.7	35.7
Depreciation and amortization	9.5	9.5	41.5	41.5
Stock-based compensation expense	2.7	2.7	10.7	10.7
Other non-recurring charges	6.4	6.4	16.5	16.5
Fair value mark-to-market adjustment	10.5	9.4	0.7	(0.4)

Adjusted EBITDA	$40.0	$42.0	$146.0	$148.0

	4Q 2025		FY 2025
	Low	High	Low	High
Adjusted Net Income and Adjusted EPS
Net income	$1.0	$3.4	$22.8	$25.2
Adjustments:
Income tax expense (benefit)	2.4	3.1	18.1	18.8
Stock-based compensation expense	2.7	2.7	10.7	10.7
Other non-recurring charges	6.4	6.4	16.5	16.5
Mark-to-market adjustment on ABS notes	2.4	2.4	18.2	18.2

Adjusted income before taxes	$14.9	$18.0	$86.3	$89.4
Normalized income tax expense	4.0	4.9	23.3	24.2

Adjusted Net Income	$11.0	$13.0	$63.0	$65.0

Diluted weighted-average common shares outstanding	48.2	48.2	47.9	47.9
Diluted earnings per share	$0.02	$0.07	$0.48	$0.53
Adjusted Earnings per Share	$0.23	$0.27	$1.32	$1.36

Note: Numbers may not foot or cross-foot due to rounding.